Cook & Bynum Funds Trust

January 9, 2013

On behalf of Cook & Bynum Funds Trust (the “Company”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated December 20, 2012, to the Prospectus and Statement of Additional Information for The Cook & Bynum Fund, which was filed pursuant to Rule 497(e) on December 20, 2012.  The purpose of this filing is to submit the 497(e) filing dated December 20, 2012 in XBRL format for The Cook & Bynum Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE